                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                                TECHNOLOGY SOLUTIONS COMPANY
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
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



[LOGO]

TECHNOLOGY SOLUTIONS COMPANY
205 NORTH MICHIGAN AVENUE
CHICAGO, ILLINOIS  60601
(312) 228-4500


DEAR STOCKHOLDER:

You are cordially invited to the 1999 Annual Meeting of Stockholders of Technology Solutions Company. The meeting will be held at the offices of Bank of America Illinois, 231 South LaSalle Street, Chicago, Illinois 60697 on Wednesday, April 28, 1999, starting at 10:00 a.m., local time.

The matters to be considered at the meeting are described in the accompanying Proxy Statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. Therefore, please complete, sign, date and return your proxy card in the enclosed, post-paid envelope. This will enable you to vote on the business to be transacted whether or not you attend the meeting.

We hope that you can attend the 1999 Annual Meeting, but in any event, please vote your shares by signing and returning your proxy card.

Sincerely,

[SIGNATURE]

WILLIAM H. WALTRIP
CHAIRMAN



April 5, 1999

                                ERRATA PAGE 16

The following is substituted for all of the information set forth on page 16 of the Proxy Statement:


                               PERFORMANCE GRAPH

The following graph compares the Company's cumulative total stockholder return with the S&P Computer Software and Services Index (the "S&P Computer Index") and with The Nasdaq Stock Market-Registered Trademark- U.S. Index (the "Nasdaq Index") for the period beginning May 31, 1993 and ending December 31, 1998, representing the Company's last five full fiscal years and the Transition Period. The comparison is based on the assumption that $100.00 was invested on May 31, 1993 in each of the Company's Common Stock, the S&P Computer Index and the Nasdaq Index.

Note: The stock price performance shown below is not necessarily indicative of future price performance.


                             May 31, 1993   May 31, 1994  May 31, 1995  May 31, 1996  May 31, 1997  May 31, 1998  Dec. 31, 1998
                             ------------   ------------  ------------  ------------  ------------  ------------  -------------
TSC                           $       100   $         56  $         89  $        337  $        518  $        647   $        345
S&P Computer Index            $       100   $        120  $        169  $        236  $        394  $        512   $        745
Nasdaq Index                  $       100   $        105  $        125  $        182  $        205  $        261   $        326


------------------------

 (1) Total return assumes reinvestment of dividends.



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